                                                                          10.155



                              CONSENT OF GUARANTOR
                     (AMENDMENT NO. 4 TO SECOND AMENDED AND
             RESTATED AND CONSOLIDATED LOAN AND SECURITY AGREEMENT)



               The undersigned, MEGO FINANCIAL CORP., a New York corporation (formerly named Mego Corp.) ("Guarantor"), hereby acknowledges that Guarantor executed and delivered to GREYHOUND REAL ESTATE FINANCE COMPANY, an Arizona corporation ("GREFCO"), an Amended and Restated Guarantee and Subordination Agreement dated as of May 10, 1989 (the "Guarantee"), guaranteeing performance of the obligations of PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Borrower"), to Lender (as hereinafter defined) under the Loan Agreement, the Note and other Documents (as the terms "Loan Agreement," "Note" and "Documents" are defined in the Guarantee). All terms used herein with initial capital letters, to the extent not otherwise defined in the Guarantee or this Consent, shall have the meanings given such terms in the Amended and Restated Loan Agreement (as defined below), as amended.

               GREFCO has assigned the Note and all of GREFCO's rights and obligations under the Loan Agreement and the other Documents to FINOVA CAPITAL CORPORATION, a Delaware corporation (formerly known as Greyhound Financial Corporation) ("Lender"), pursuant to a plan of liquidation between GREFCO and Lender.

               With Guarantor's ratification, consent and approval, Borrower and Lender amended and restated the Loan Agreement pursuant to that certain Second Amended and Restated and Consolidated Loan and Security Agreement dated May 15, 1997 (the "Amended and Restated Loan Agreement").

               Guarantor hereby acknowledges that, pursuant to the terms of that Amendment No. 4 to Second Amended and Restated and Consolidated Loan and Security Agreement (the "Fourth Amendment") of even date herewith, Lender proposes to (i) to make a single Advance to Borrower in the amount of One Million One Hundred Thousand Dollars ($1,100,000) (the "Winnick Addition Readvance") which shall constitute a readvance of a portion of the principal amount that has been repaid under the Winnick Building Addition Note, (ii) to make a single Advance to Borrower in the amount of Eight Hundred Thousand Dollars ($800,000) (the "Ida Addition Readvance") which shall constitute a readvance of a portion of the principal amount that has been repaid under the Ida Building Addition Note, (iii) to make a single Advance to Borrower in the amount of Six Hundred Thousand Dollars ($600,000) (the "Aloha Bay Readvance") which shall constitute a readvance of a portion of the principal amount that has been repaid under the Aloha Bay Note, and (iv) to modify certain eligibility criteria and other covenants contained in the Amended and Restated Loan Agreement, which conditions include the pledging by Borrower to Lender of certain real property which is identified as the Calvada Sports Complex in the Fourth Amendment.

               Guarantor further acknowledges that (i) the Winnick Addition Readvance, the Ida Addition Readvance and the Aloha Bay Readvance will be evidenced by amended and restated notes (individually, the "Winnick Addition Readvance Note," the "Ida Addition Readvance Note" and the "Aloha Bay Readvance Note", respectively, and, collectively, the "Readvance Notes") to be executed and delivered to Lender by Borrower simultaneously with execution of the Fourth Amendment; (ii) the Winnick Addition Readvance and the Winnick Addition Readvance Note are secured, in part, by the Winnick Building Addition Deed of Trust, (iii) the Ida Addition Readvance and the Ida Addition Readvance Note are secured, in part, by the Ida Building Addition Deed of Trust, (iv) the Aloha Bay Readvance and the Aloha Bay Readvance Note are secured, in part, by the Aloha Bay Mortgage, and (v) pursuant to the terms and conditions of the Fourth Amendment, Lender and Borrower are modifying and amending the Winnick Building Addition Deed of Trust, the Ida Building Addition Deed of Trust and the Aloha Bay Mortgage (such modifications being hereinafter referred to as the "Readvance Deed of Trust/Mortgage Modifications").

               Guarantor consents to the Fourth Amendment, the Winnick Addition Readvance, Ida Addition Readvance and Aloha Bay Readvance, the Readvance Notes and the Readvance Deed of Trust/Mortgage Modifications and agrees that (i) the Guarantee shall remain in full force and effect, (ii) the obligations of the Guarantor under the Guarantee are joint and several with those of each other Obligor (as that term is defined in the Guarantee), (iii) Guarantor's liability under the Guarantee shall continue undiminished by and shall include the obligations of the Borrower under the Fourth Amendment, the Winnick Addition Readvance, Ida Addition Readvance and Aloha Bay Readvance, the Readvance Notes and the Readvance Deed of Trust/Mortgage Modifications, and (iv) all terms, conditions and provisions set forth in the Fourth Amendment, the Readvance Notes, the Readvance Deed of Trust/Mortgage Modifications and all other Documents executed in connection therewith, are hereby ratified, approved and confirmed.

               Guarantor reaffirms as if made on the date hereof all of Guarantor's representations and warranties contained in the Guarantee except as otherwise set forth in the Amended and Restated Loan Agreement, in the Fourth Amendment or on EXHIBIT 1 attached hereto. Guarantor acknowledges that as of the date hereof, it has (a) no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender or GREFCO or as a basis to reduce or eliminate all or any part of its liability under the Guarantee, and (b) no other claim against Lender or GREFCO with respect to any portion of the transaction described in the Documents.

               IN WITNESS WHEREOF, Guarantor has hereunto executed this instrument as of the _____ day of November, 1998.



                                            MEGO FINANCIAL CORP., a New York
                                            corporation



                                            By _________________________________
                                            Its ________________________________



STATE OF _____________       )
                             ) ss.
COUNTY OF ____________       )

               BEFORE ME, the undersigned authority, a Notary Public in and for the County and State aforesaid, on this day personally appeared ____________________________________________________________________, known to me to be the __________________________ of MEGO FINANCIAL CORP., a New York corporation, who acknowledged to me that the same was the free act and deed of such corporation and that s/he being authorized by proper authority to do so, executed the same on behalf of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

               GIVEN UNDER MY HAND AND SEAL OF OFFICE this _____ day of _____________, 1998.




                                            ____________________________________
                                            Notary Public
My Commission Expires:


_____________________________

                                  EXHIBIT 1 TO
                              CONSENT OF GUARANTOR

             EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES REAFFIRMED
                      BY GUARANTOR PURSUANT TO THIS CONSENT

                            [IF NONE, INSERT "NONE"]

                                      NONE